AST License Agreement	3 Months Ended
Mar. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
AST License Agreement
Note 13 — AST License Agreement

On March 6, 2024, a subsidiary of the Company, entered into a Royalty Bearing Manufacturing License (the “Manufacturing License”) with Astra Space Technologies Holding, Inc (“AST”). The Company and AST are parties to a Supply and Manufacturing Agreement, dated April 28, 2022 (the “Supply Agreement”), pursuant to which the Company manufactures certain spacecraft engines, flight sets, power processing units and feed systems (the “AST Products”) for AST. The Manufacturing License, among other things, provides AST a license to manufacture the AST Products for its internal use as a means to increase the quantity of AST Products available in the future and to provide an alternative source of supply for a critical component. The Manufacturing License is a limited, non-exclusive,
non-transferable,
irrevocable,
non-sublicensable,
fully paid license to make and have

made a specified number of AST Products. In consideration of the Manufacturing License, on March 6, 2024, AST paid the Company $2.5 million, representing the royalties due for the initial AST Products to be manufactured under the Manufacturing License. At AST’s option, AST will pay the Company, on a quarterly basis, additional royalties per AST Product manufactured during the prior quarter after the initial AST Products. In addition, on March 6, 2024, the Company and AST entered into an order addendum to the Supply Agreement pursuant to which AST purchased additional AST Products from the Company for a total of $1.05 million.